Supplement dated March 12, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), as supplemented as applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia ETF Trust II
Columbia Emerging Markets Consumer ETF	8/1/2020	3/1/2021
The Fund seeks to achieve its investment objective by tracking the performance of the Dow Jones Emerging Markets Consumer TitansTM Index (the Index), which has recently become non-diversified because of the elimination of certain former constituents from the Index in response to an executive order that prevents U.S. persons, including the Fund, from purchasing securities of companies stated to support the Chinese military (the Order) and market movements. Relatedly, S&P Dow Jones Indices LLC (S&P DJI or the Index Provider), which owns, calculates and has sole discretion to make changes to the Index, has published its intent, commencing at the Index’s rebalancing expected to occur on or about March 22, 2021, to replace eliminated Index constituents at quarterly Index rebalancing (and not solely at annual Index reconstitution), while also lowering at Index rebalancing/reconstitution the Index cap weight of any individual Index constituent from 5% to 4.5%. As permitted by regulatory guidance, the Fund may operate as a non-diversified company while the Index is non-diversified.
A fund is diversified when at least 75% of its total assets is represented by cash and cash items, government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer. Any fund that does not qualify as a diversified fund is a non-diversified fund.
Effective immediately, the following replaces the next-to-last paragraph under the “Principal Investment Strategies” in the “More Information About Columbia Emerging Markets Consumer ETF" section of the Fund's Prospectus:
Individual component securities in the Index are capped at 4.5% at the time the Index is rebalanced/reconstituted. The weight of each country within the Index must be within 75% and 125% of the weight in the S&P Emerging BMI.
The rest of the section remains the same.
Effective immediately, the following risk factor is added under the heading “Principal Risks” in the Summary Prospectus, "Summary of Columbia Emerging Markets Consumer ETF" and "More Information About Columbia Emerging Markets Consumer ETF" sections of the Fund's prospectus.
Non-Diversified Fund Risk. The Fund may operate as a non-diversified fund when the Index is non-diversified. A non-diversified fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, when the Fund operates as a non-diversified fund, the Fund’s value will likely be more volatile than the value of a more diversified fund.
The rest of the section remains the same.
SUP279_03_002_(03/21)

Effective immediately, the information in the table under the heading “About the Trusts” in the SAI is hereby superseded and replaced with the following:
Fund	Fiscal Year End	Prospectus Date	Date Began Operations	Diversified*	Fund Investment Category**
Diversified Fixed Income Allocation ETF	October 31	3/1/2021	10/12/2017	Yes	Fixed Income
EM Core ex-China ETF	March 31	8/1/2020	9/2/2015	No	Equity
Emerging Markets Consumer ETF	March 31	8/1/2020	9/14/2010	No***	Equity
India Consumer ETF	March 31	8/1/2020	8/10/2011	No	Equity
Multi-Sector Municipal Income ETF	October 31	3/1/2021	10/10/2018	Yes	Fixed Income
Research Enhanced Core ETF	October 31	3/1/2021	9/25/2019	Yes	Equity
Research Enhanced Value ETF	October 31	3/1/2021	9/25/2019	Yes	Equity
Sustainable International Equity Income ETF	October 31	3/1/2021	6/13/2016	Yes	Equity
Sustainable U.S. Equity Income ETF	October 31	3/1/2021	6/13/2016	Yes	Equity
*	A “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” Fund’s value will likely be more volatile than the value of a more diversified fund.
**	The Fund Investment Category is used as a convenient way to describe Funds in this SAI and should not be deemed a description of the Fund’s principal investment strategies, which are described in the Fund’s prospectus.
***	Columbia Emerging Markets Consumer ETF may operate as a “non-diversified” Fund while the Dow Jones Emerging Markets Consumer TitansTM Index is “non-diversified.”
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP279_03_002_(03/21)